EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2014 Financial Results

SAN RAFAEL, Calif., Jan. 15, 2015 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2014 of $15.0 million and diluted earnings per common share ("EPS") of $0.58, which matched the prior quarter's EPS.

"Westamerica's credit quality continued to show improvement with nonperforming assets declining to $24 million at December 31, 2014, compared to $26 million at September 30, 2014, and $35 million at December 31, 2013. Net loan losses for the year 2014 were 0.17 percent of total average loans, compared to 0.33 percent for 2013. With this improvement in credit quality, we further reduced our loan loss provision to $200 thousand for the fourth quarter, compared to $600 thousand for the third quarter 2014 and $1.6 million for the fourth quarter 2013. Our annualized net interest margin was 3.53 percent in the fourth quarter, down from 3.66 percent in the prior quarter. Low market interest rates continue to pressure our net interest margin, particularly the securities portfolio yield as we purchase shorter-duration, lower-yielding securities in anticipation of rising interest rates. Our margin is supported by a relatively low 0.08 annual percentage funding rate, given 91 percent of our deposits are low-cost checking and savings deposits. We also continue to focus on controlling operating costs while providing superior customer service; our 2014 expenses were down five percent from 2013 levels," said Chairman, President and CEO David Payne. "Our operating results generated an annualized return on shareholders' common equity of 11.5 percent for the fourth quarter 2014 and 11.6 percent for the year 2014," concluded Payne.

Net interest income on a fully taxable equivalent ("FTE") basis was $37.3 million for the fourth quarter 2014, compared to $37.9 million for the prior quarter and $40.1 million for the fourth quarter 2013. Net interest income declined as market interest rates on many loan products remain below the yields earned on older-dated loans and on the overall loan portfolio. The Company is reducing its exposure to rising interest rates by purchasing shorter-duration investment securities which carry lower yields than longer-duration securities. The annualized interest cost of funding the Company's loans and investment securities was 0.08 percent for the fourth quarter 2014, unchanged from the prior quarter, and down from 0.10 percent for the fourth quarter 2013. The annualized net interest margin on a fully taxable equivalent basis was 3.53 percent for the fourth quarter 2014, compared to 3.66 percent for the prior quarter and 3.92 percent for the fourth quarter 2013.

The provision for loan losses was $200 thousand for the fourth quarter 2014, down from $600 thousand for the prior quarter, and down from $1.6 million for the fourth quarter 2013. Net loan losses charged against the allowance for loan losses totaled $484 thousand for the fourth quarter 2014, compared to $1.2 million for the prior quarter and $1.8 million for the fourth quarter 2013. At December 31, 2014, the allowance for loan losses totaled $31.5 million; nonperforming originated loans totaled $5.8 million; and nonperforming purchased loans totaled $12.3 million.

Noninterest income for the fourth quarter 2014 totaled $12.5 million, compared to $13.1 million for the prior quarter and $14.0 million for the fourth quarter 2013. Noninterest income was lower in the fourth quarter 2014 due to reduced levels of service charges on deposit accounts and debit card fees. Merchant processing service fees were essentially unchanged in the fourth quarter 2014 compared to the prior quarter; however, such fees declined from the fourth quarter 2013 to the fourth quarter 2014.

Noninterest expense for the fourth quarter 2014 totaled $26.4 million, compared to $26.6 million in the prior quarter and $28.0 million for the fourth quarter 2013.

At December 31, 2014, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.0 percent, assets totaled $5.0 billion and loans outstanding totaled $1.7 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2013 filed on Form 10-K and quarterly report for the quarter ended September 30, 2014 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2014

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'14	Q4'13	Change	Q3'14

Net Interest and Fee Income (FTE)	$37,305	$40,050	-6.9%	$37,905
Provision for Loan Losses	200	1,600	-87.5%	600
Noninterest Income	12,545	14,030	-10.6%	13,054
Noninterest Expense	26,353	27,987	-5.8%	26,616
Income Before Taxes (FTE)	23,297	24,493	-4.9%	23,743
Income Tax Provision (FTE)	8,269	8,437	-2.0%	8,589
Net Income	$15,028	$16,056	-6.4%	$15,154

Average Common Shares Outstanding	25,821	26,609	-3.0%	25,973
Diluted Average Common Shares	25,858	26,754	-3.4%	26,016

Operating Ratios:
Basic Earnings Per Common Share	$0.58	$0.60	-3.3%	$0.58
Diluted Earnings Per Common Share	0.58	0.60	-3.3%	0.58
Return On Assets (a)	1.18%	1.31%		1.21%
Return On Common Equity (a)	11.5%	11.8%		11.5%
Net Interest Margin (FTE) (a)	3.53%	3.92%		3.66%
Efficiency Ratio (FTE)	52.9%	51.8%		52.2%

Dividends Paid Per Common Share	$0.38	$0.38	0.0%	$0.38
Common Dividend Payout Ratio	66%	63%		66%

			%
	12/31'14YTD	12/31'13YTD	Change

Net Interest and Fee Income (FTE)	$152,656	$167,737	-9.0%
Provision for Loan Losses	2,800	8,000	-65.0%
Noninterest Income	51,787	57,011	-9.2%
Noninterest Expense	106,799	112,614	-5.2%
Income Before Taxes (FTE)	94,844	104,134	-8.9%
Income Tax Provision (FTE)	34,198	36,957	-7.5%
Net Income	$60,646	$67,177	-9.7%

Average Common Shares Outstanding	26,099	26,826	-2.7%
Diluted Average Common Shares	26,160	26,877	-2.7%

Operating Ratios:
Basic Earnings Per Common Share	$2.32	$2.50	-7.2%
Diluted Earnings Per Common Share	2.32	2.50	-7.2%
Return On Assets	1.22%	1.38%
Return On Common Equity	11.6%	12.5%
Net Interest Margin (FTE)	3.70%	4.08%
Efficiency Ratio (FTE)	52.2%	50.1%

Dividends Paid Per Common Share	$1.52	$1.49	2.0%
Common Dividend Payout Ratio	66%	60%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'14	Q4'13	Change	Q3'14

Interest and Fee Income (FTE)	$38,105	$41,074	-7.2%	$38,751
Interest Expense	800	1,024	-21.9%	846
Net Interest and Fee Income (FTE)	$37,305	$40,050	-6.9%	$37,905

Average Earning Assets	$4,203,048	$4,062,976	3.4%	$4,125,835
Average Interest-Bearing Liabilities	2,554,153	2,523,585	1.2%	2,529,300

Yield on Earning Assets (FTE) (a)	3.61%	4.02%		3.74%
Cost of Funds (a)	0.08%	0.10%		0.08%
Net Interest Margin (FTE) (a)	3.53%	3.92%		3.66%
Interest Expense/Interest-Bearing Liabilities (a)	0.12%	0.16%		0.13%
Net Interest Spread (FTE) (a)	3.49%	3.86%		3.61%

			%
	12/31'14YTD	12/31'13YTD	Change

Interest and Fee Income (FTE)	$156,100	$172,408	-9.5%
Interest Expense	3,444	4,671	-26.3%
Net Interest and Fee Income (FTE)	$152,656	$167,737	-9.0%

Average Earning Assets	$4,134,473	$4,109,671	0.6%
Average Interest-Bearing Liabilities	2,536,967	2,584,781	-1.8%

Yield on Earning Assets (FTE)	3.78%	4.19%
Cost of Funds	0.08%	0.11%
Net Interest Margin (FTE)	3.70%	4.08%
Interest Expense/Interest-Bearing Liabilities	0.14%	0.18%
Net Interest Spread (FTE)	3.64%	4.01%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'14	Q4'13	Change	Q3'14

Total Assets	$5,050,417	$4,876,884	3.6%	$4,971,808
Total Earning Assets	4,203,048	4,062,976	3.4%	4,125,835
Total Loans	1,709,012	1,846,700	-7.5%	1,760,115
Commercial Loans	395,933	364,534	8.6%	405,066
Commercial RE Loans	723,153	817,090	-11.5%	741,962
Consumer Loans	589,926	665,076	-11.3%	613,087
Total Investment Securities	2,494,036	2,216,276	12.5%	2,365,720
Available For Sale (Market)	1,467,682	1,081,164	35.8%	1,317,195
Held To Maturity	1,026,354	1,135,112	-9.6%	1,048,525
Unrealized Gain (Loss)	9,904	(19,623)	n/m	6,344

Loans/Deposits	39.1%	44.1%		40.9%

			%
	12/31'14YTD	12/31'13YTD	Change

Total Assets	$4,955,643	$4,863,862	1.9%
Total Earning Assets	4,134,473	4,109,671	0.6%
Total Loans	1,772,962	1,954,581	-9.3%
Commercial Loans	396,928	379,023	4.7%
Commercial RE Loans	757,047	862,266	-12.2%
Consumer Loans	618,987	713,292	-13.2%
Total Investment Securities	2,361,511	2,155,090	9.6%
Available For Sale (Market)	1,289,911	1,009,329	27.8%
Held To Maturity	1,071,600	1,145,761	-6.5%
Unrealized Gain (Loss)	9,904	(19,623)	n/m

Loans/Deposits	41.4%	47.0%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'14	Q4'13	Change	Q3'14

Total Deposits	$4,373,472	$4,189,135	4.4%	$4,303,389
Noninterest Demand	1,925,741	1,759,495	9.4%	1,869,853
Interest Bearing Transaction	806,051	763,924	5.5%	790,040
Savings	1,248,699	1,160,422	7.6%	1,215,647
Time greater than $100K	205,894	288,691	-28.7%	233,511
Time less than $100K	187,087	216,603	-13.6%	194,338
Total Short-Term Borrowings	86,323	54,208	59.2%	71,067
Federal Home Loan Bank Advances	20,099	24,846	-19.1%	20,240
Term Repurchase Agreement	--	10,000	n/m	4,457
Debt Financing	--	4,891	n/m	--
Shareholders' Equity	518,206	537,709	-3.6%	520,702

Demand Deposits/
Total Deposits	44.0%	42.0%		43.5%
Transaction & Savings
Deposits / Total Deposits	91.0%	87.9%		90.1%

			%
	12/31'14YTD	12/31'13YTD	Change

Total Deposits	$4,281,847	$4,162,823	2.9%
Noninterest Demand	1,841,522	1,683,447	9.4%
Interest Bearing Transaction	790,467	758,771	4.2%
Savings	1,215,035	1,151,360	5.5%
Time greater than $100K	237,002	341,184	-30.5%
Time less than $100K	197,821	228,061	-13.3%
Total Short-Term Borrowings	70,252	57,454	22.3%
Federal Home Loan Bank Advances	20,308	25,499	-20.4%
Term Repurchase Agreement	6,082	10,000	-39.2%
Debt Financing	--	12,452	n/m
Shareholders' Equity	524,288	538,165	-2.6%

Demand Deposits/
Total Deposits	43.0%	40.4%
Transaction & Savings
Deposits / Total Deposits	89.8%	86.3%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	4,203,048	$38,105	3.61%
Total Loans (FTE)	1,709,012	21,657	5.03%
Commercial Loans (FTE)	395,933	5,022	5.03%
Commercial RE Loans	723,153	11,151	6.12%
Consumer Loans	589,926	5,484	3.70%
Total Investments (FTE)	2,494,036	16,448	2.64%

Interest Expense Paid
Total Earning Assets	4,203,048	800	0.08%
Total Interest-Bearing Liabilities	2,554,153	800	0.12%
Total Interest-Bearing Deposits	2,447,731	672	0.11%
Interest-Bearing Transaction	806,051	65	0.03%
Savings	1,248,699	214	0.07%
Time less than $100K	187,087	184	0.39%
Time greater than $100K	205,894	209	0.40%
Total Short-Term Borrowings	86,323	25	0.12%
Federal Home Loan Bank Advances	20,099	103	2.03%

Net Interest Income and
Margin (FTE)		$37,305	3.53%

	Q4'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,062,976	$41,074	4.02%
Total Loans (FTE)	1,846,700	24,444	5.25%
Commercial Loans (FTE)	364,534	5,679	6.18%
Commercial RE Loans	817,090	12,486	6.06%
Consumer Loans	665,076	6,279	3.75%
Total Investments (FTE)	2,216,276	16,630	3.00%

Interest Expense Paid
Total Earning Assets	4,062,976	1,024	0.10%
Total Interest-Bearing Liabilities	2,523,585	1,024	0.16%
Total Interest-Bearing Deposits	2,429,640	793	0.13%
Interest-Bearing Transaction	763,924	67	0.03%
Savings	1,160,422	232	0.08%
Time less than $100K	216,603	242	0.44%
Time greater than $100K	288,691	252	0.35%
Total Short-Term Borrowings	54,208	20	0.14%
Federal Home Loan Bank Advances	24,846	120	1.91%
Term Repurchase Agreement	10,000	24	0.98%
Debt Financing	4,891	67	5.46%

Net Interest Income and
Margin (FTE)		$40,050	3.92%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'14	Q4'13	Change	Q3'14

Service Charges on Deposits	$5,870	$6,266	-6.3%	$6,207
Merchant Processing Services	1,734	2,058	-15.7%	1,742
Debit Card Fees	1,478	1,527	-3.2%	1,543
Other Service Fees	673	672	0.1%	695
ATM Processing Fees	581	630	-7.8%	637
Trust Fees	684	593	15.4%	629
Financial Services Commissions	171	218	-21.2%	194
Other Income	1,354	2,066	-34.5%	1,407
Total Noninterest Income	$12,545	$14,030	-10.6%	$13,054

Total Revenue (FTE)	$49,850	$54,080	-7.8%	$50,959
Noninterest Income/Revenue (FTE)	25.2%	25.9%		25.6%
Service Charges/Avg. Deposits (a)	0.53%	0.59%		0.57%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.66	$8.06	-5.0%	$7.78

			%
	12/31'14YTD	12/31'13YTD	Change

Service Charges on Deposits	$24,191	$25,693	-5.8%
Merchant Processing Services	7,219	9,031	-20.1%
Debit Card Fees	5,960	5,829	2.3%
Other Service Fees	2,717	2,846	-4.6%
ATM Processing Fees	2,473	2,758	-10.3%
Trust Fees	2,582	2,313	11.7%
Financial Services Commissions	757	831	-8.9%
Other Income	5,888	7,710	-23.6%
Total Noninterest Income	$51,787	$57,011	-9.2%

Total Revenue (FTE)	$204,443	$224,748	-9.0%
Noninterest Income/Revenue (FTE)	25.3%	25.4%
Service Charges/Avg. Deposits	0.56%	0.62%
Total Revenues (FTE) Per Avg.
Common Share	$7.83	$8.38	-6.5%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'14	Q4'13	Change	Q3'14

Salaries & Benefits	$13,086	$14,340	-8.7%	$13,639
Occupancy	3,708	3,784	-2.0%	3,811
Outsourced Data Processing	2,097	2,112	-0.7%	2,093
Amortization of
Identifiable Intangibles	1,051	1,157	-9.2%	1,056
Professional Fees	640	947	-32.5%	700
Furniture & Equipment	1,104	994	11.1%	1,059
Other Real Estate Owned	265	245	n/m	(287)
Courier Service	686	664	3.3%	663
Other Operating	3,716	3,744	-0.7%	3,882
Total Noninterest Expense	$26,353	$27,987	-5.8%	$26,616

Noninterest Expense/
Avg. Earning Assets (a)	2.49%	2.73%		2.56%
Noninterest Expense/Revenues (FTE)	52.9%	51.8%		52.2%

			%
	12/31'14YTD	12/31'13YTD	Change

Salaries & Benefits	$54,777	$56,633	-3.3%
Occupancy	14,992	15,137	-1.0%
Outsourced Data Processing	8,411	8,548	-1.6%
Amortization of
Identifiable Intangibles	4,270	4,704	-9.2%
Professional Fees	2,346	3,057	-23.2%
Furniture & Equipment	4,174	3,869	7.9%
Other Real Estate Owned	(642)	1,035	n/m
Courier Service	2,624	2,868	-8.5%
Other Operating	15,847	16,763	-5.5%
Total Noninterest Expense	$106,799	$112,614	-5.2%

Noninterest Expense/
Avg. Earning Assets	2.58%	2.74%
Noninterest Expense/Revenues (FTE)	52.2%	50.1%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q4'14	Q4'13	Change	Q3'14

Average Total Loans	$1,709,012	$1,846,700	-7.5%	$1,760,115

Allowance for Loan Loss (ALL)
Beginning of Period	$31,769	$31,916	-0.5%	$32,398
Provision for Loan Losses	200	1,600	-87.5%	600
Net ALL Losses	(484)	(1,823)	-73.5%	(1,229)
ALL End of Period	$31,485	$31,693	-0.7%	$31,769
ALL Recoveries/Gross ALL Losses	83%	41%		33%

Net ALL Losses/Avg. Total Loans (a)	0.11%	0.39%		0.28%

			%
	12/31'14YTD	12/31'13YTD	Change

Average Total Loans	$1,772,962	$1,954,581	-9.3%

Allowance for Loan Loss (ALL)
Beginning of Period	$31,693	$30,234	4.8%
Provision for Loan Losses	2,800	8,000	-65.0%
Net ALL Losses	(3,008)	(6,541)	-54.0%
ALL End of Period	$31,485	$31,693	-0.7%
ALL Recoveries/Gross ALL Losses	59%	39%

Net ALL Losses/Avg. Total Loans	0.17%	0.33%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/14	12/31/13	Change	9/30/14

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$5,296	$5,301	-0.1%	$4,696
Performing Nonaccrual	13	75	-83.3%	13
Total Nonaccrual Loans	5,309	5,376	-1.2%	4,709
90+ Days Past Due Accruing Loans	502	410	22.4%	342
Total	5,811	5,786	0.4%	5,051
Repossessed Originated Loan Collateral	4,809	5,527	-13.0%	5,123
Total Nonperforming
Originated Assets	10,620	11,313	-6.1%	10,174

Nonperforming Purchased Covered Loans (1,3):
Nonperforming Nonaccrual	297	11,672	n/m	295
Performing Nonaccrual	--	636	n/m	--
Total Nonaccrual Loans	297	12,308	n/m	295
90+ Days Past Due Accruing Loans	--	--	n/m	--
Total	297	12,308	n/m	295
Repossessed Purchased Covered
Loan Collateral (1,3)	--	7,793	n/m	585
Total Nonperforming Purchased
Covered Assets (1,3)	297	20,101	n/m	880

Nonperforming Purchased Non-Covered Loans (2,3):
Nonperforming Nonaccrual	11,901	2,920	n/m	12,745
Performing Nonaccrual	97	698	n/m	552
Total Nonaccrual Loans	11,998	3,618	n/m	13,297
90+ Days Past Due Accruing Loans	--	--	n/m	76
Total	11,998	3,618	n/m	13,373
Repossessed Purchased Non-Covered
Loan Collateral (2,3)	1,565	--	n/m	1,565
Total Nonperforming Purchased
Non-Covered Assets (2,3)	13,563	3,618	n/m	14,938

Total Nonperforming Assets	$24,480	$35,032	-30.1%	$25,992

Total Originated Loans Outstanding	$1,470,369	$1,523,284	-3.5%	$1,489,565
Total Purchased Covered
Loans Outstanding (1,3)	17,078	250,670	n/m	17,523
Total Purchased Non-Covered
Loans Outstanding (2,3)	212,843	53,790	n/m	225,294
Total Loans Outstanding	$1,700,290	$1,827,744	-7.0%	$1,732,382

Total Assets	$5,035,724	$4,847,055	3.9%	$4,993,725

Loans:
Allowance for Loan Losses	$31,485	$31,693	-0.7%	$31,769
Allowance/Loans	1.85%	1.73%		1.83%
Nonperforming Loans/Total Loans	1.06%	1.19%		1.08%

Purchased Covered Loans (1,3):
Fair Value Discount on Purchased
Covered Loans	$468	$10,933		$501
Discount/Purchased Covered
Loans, gross	2.67%	4.18%		2.78%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	1.74%	4.91%		1.68%

Purchased Non-Covered Loans (2,3):
Fair Value Discount on Purchased
Non-Covered Loans	$9,372	$3,245		$10,233
Discount/Purchased Non-Covered	4.22%	5.69%		4.34%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	5.64%	6.73%		5.94%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/14	12/31/13	Change	9/30/14

Shareholders' Equity	$526,603	$542,934	-3.0%	$533,395
Tier I Regulatory Capital	391,121	405,798	-3.6%	392,992
Total Regulatory Capital	427,612	446,331	-4.2%	433,942

Total Assets	5,035,724	4,847,055	3.9%	4,993,725
Risk-Adjusted Assets	2,941,227	2,759,311	6.6%	2,886,487

Shareholders' Equity/
Total Assets	10.46%	11.20%		10.68%
Shareholders' Equity/
Total Loans	30.97%	29.71%		30.79%
Tier I Capital/Total Assets	7.77%	8.37%		7.87%
Tier I Capital/
Risk-Adjusted Assets	13.30%	14.71%		13.61%
Total Regulatory Capital/
Risk-Adjusted Assets	14.54%	16.18%		15.03%
Tangible Common Equity Ratio	7.97%	8.56%		8.16%
Common Shares Outstanding	25,745	26,510	-2.9%	25,906
Common Equity Per Share	$20.45	$20.48	-0.1%	$20.59
Market Value Per Common Share	$49.02	$56.46	-13.2%	$46.52

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'14	Q4'13	Change	Q3'14

Total Shares Repurchased	161	326	-50.5%	175
Average Repurchase Price	$48.73	$53.74	-9.3%	$48.62
Net Shares Repurchased	161	68	135.3%	168

			%
	12/31'14YTD	12/31'13YTD	Change

Total Shares Repurchased	1,044	1,199	-12.9%
Average Repurchase Price	$50.47	$47.81	5.6%
Net Shares Repurchased	765	703	8.8%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/14	12/31/13	Change	9/30/14
Assets:
Cash and Due from Banks	$380,836	$472,028	-19.3%	$524,338

Investment Securities:
Available For Sale	1,600,781	1,079,381	48.3%	1,391,362
Held to Maturity	1,038,658	1,132,299	-8.3%	1,035,041

Loans	1,700,290	1,827,744	-7.0%	1,732,382
Allowance For Loan Losses	(31,485)	(31,693)	-0.7%	(31,769)
Total Loans, net	1,668,805	1,796,051	-7.1%	1,700,613

Other Real Estate Owned	6,374	13,320	-52.2%	7,273
Premises and Equipment, net	37,852	37,314	1.4%	37,335
Identifiable Intangibles, net	14,287	18,557	-23.0%	15,338
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	166,458	176,432	-5.7%	160,752

Total Assets	$5,035,724	$4,847,055	3.9%	$4,993,725

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,910,781	$1,740,182	9.8%	$1,893,480
Interest-Bearing Transaction	792,448	763,088	3.8%	775,377
Savings	1,260,819	1,167,744	8.0%	1,231,640
Time	385,143	492,767	-21.8%	421,141
Total Deposits	4,349,191	4,163,781	4.5%	4,321,638

Short-Term Borrowed Funds	89,784	62,668	43.3%	76,943
Federal Home Loan Bank Advances	20,015	20,577	-2.7%	20,156
Term Repurchase Agreement	--	10,000	n/m	--
Debt Financing	--	--	n/m	--
Other Liabilities	50,131	47,095	6.4%	41,593
Total Liabilities	4,509,121	4,304,121	4.8%	4,460,330

Shareholders' Equity:
Common Equity:
Paid-In Capital	380,843	381,657	-0.2%	382,906
Accumulated Other
Comprehensive Income	5,292	4,313	n/m	9,733
Retained Earnings	140,468	156,964	-10.5%	140,756
Total Shareholders' Equity	526,603	542,934	-3.0%	533,395

Total Liabilities and
Shareholders' Equity	$5,035,724	$4,847,055	3.9%	$4,993,725

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'14	Q4'13	Change	Q3'14
Interest & Fee Income:
Loans	$21,240	$23,931	-11.2%	$22,129
Investment Securities:
Available for Sale	6,884	5,528	24.5%	6,350
Held to Maturity	6,218	7,247	-14.2%	6,421
Total Interest & Fee Income	34,342	36,706	-6.4%	34,900

Interest Expense:
Transaction Deposits	65	67	-3.5%	69
Savings Deposits	214	232	-8.1%	221
Time Deposits	393	494	-20.4%	419
Short-Term Borrowed Funds	25	20	29.4%	23
Federal Home Loan Bank Advances	103	120	-14.0%	103
Term Repurchase Agreement	--	24	n/m	11
Debt Financing	--	67	n/m	--
Total Interest Expense	800	1,024	-21.9%	846

Net Interest Income	33,542	35,682	-6.0%	34,054

Provision for Loan Losses	200	1,600	-87.5%	600

Noninterest Income:
Service Charges	5,870	6,266	-6.3%	6,207
Merchant Processing Services	1,734	2,058	-15.7%	1,742
Debit Card Fees	1,478	1,527	-3.2%	1,543
Other Service Fees	673	672	0.1%	695
ATM Processing Fees	581	630	-7.8%	637
Trust Fees	684	593	15.4%	629
Financial Services Commissions	171	218	-21.2%	194
Other	1,354	2,066	-34.5%	1,407
Total Noninterest Income	12,545	14,030	-10.6%	13,054

Noninterest Expense:
Salaries and Benefits	13,086	14,340	-8.7%	13,639
Occupancy	3,708	3,784	-2.0%	3,811
Outsourced Data Processing	2,097	2,112	-0.7%	2,093
Amortization of Identifiable Intangibles	1,051	1,157	-9.2%	1,056
Professional Fees	640	947	-32.5%	700
Furniture & Equipment	1,104	994	11.1%	1,059
Other Real Estate Owned	265	245	n/m	(287)
Courier Service	686	664	3.3%	663
Other	3,716	3,744	-0.7%	3,882
Total Noninterest Expense	26,353	27,987	-5.8%	26,616

Income Before Income Taxes	19,534	20,125	-2.9%	19,892
Income Tax Provision	4,506	4,069	10.8%	4,738
Net Income	$15,028	$16,056	-6.4%	$15,154

Average Common Shares Outstanding	25,821	26,609	-3.0%	25,973
Diluted Common Shares Outstanding	25,858	26,754	-3.4%	26,016

Per Common Share Data:
Basic Earnings	$0.58	$0.60	-3.3%	$0.58
Diluted Earnings	0.58	0.60	-3.3%	0.58
Dividends Paid	0.38	0.38	0.0%	0.38

			%
	12/31'14YTD	12/31'13YTD	Change
Interest & Fee Income:
Loans	$89,056	$102,626	-13.2%
Investment Securities:
Available for Sale	24,740	21,822	13.4%
Held to Maturity	26,413	29,948	-11.8%
Total Interest & Fee Income	140,209	154,396	-9.2%

Interest Expense:
Transaction Deposits	268	264	1.7%
Savings Deposits	906	918	-1.3%
Time Deposits	1,713	2,166	-20.9%
Short-Term Borrowed Funds	90	77	17.5%
Federal Home Loan Bank Advances	407	480	-15.3%
Term Repurchase Agreement	60	98	-38.8%
Debt Financing	--	668	n/m
Total Interest Expense	3,444	4,671	-26.3%

Net Interest Income	136,765	149,725	-8.7%

Provision for Loan Losses	2,800	8,000	-65.0%

Noninterest Income:
Service Charges	24,191	25,693	-5.8%
Merchant Processing Services	7,219	9,031	-20.1%
Debit Card Fees	5,960	5,829	2.3%
Other Service Fees	2,717	2,846	-4.6%
ATM Processing Fees	2,473	2,758	-10.3%
Trust Fees	2,582	2,313	11.7%
Financial Services Commissions	757	831	-8.9%
Other	5,888	7,710	-23.6%
Total Noninterest Income	51,787	57,011	-9.2%

Noninterest Expense:
Salaries and Benefits	54,777	56,633	-3.3%
Occupancy	14,992	15,137	-1.0%
Outsourced Data Processing	8,411	8,548	-1.6%
Amortization of Identifiable Intangibles	4,270	4,704	-9.2%
Professional Fees	2,346	3,057	-23.2%
Furniture & Equipment	4,174	3,869	7.9%
Other Real Estate Owned	(642)	1,035	n/m
Courier Service	2,624	2,868	-8.5%
Other	15,847	16,763	-5.5%
Total Noninterest Expense	106,799	112,614	-5.2%

Income Before Income Taxes	78,953	86,122	-8.3%
Income Tax Provision	18,307	18,945	-3.4%
Net Income	$60,646	$67,177	-9.7%

Average Common Shares Outstanding	26,099	26,826	-2.7%
Diluted Common Shares Outstanding	26,160	26,877	-2.7%

Per Common Share Data:
Basic Earnings	$2.32	$2.50	-7.2%
Diluted Earnings	2.32	2.50	-7.2%
Dividends Paid	1.52	1.49	2.0%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.
(3) The FDIC indemnification of non-single family assets acquired from the former County Bank expired 2/6/14 and were reclassified into purchased non-covered loans and repossessed loan collateral.
CONTACT: Westamerica Bancorporation
         1108 Fifth Avenue, San Rafael, CA 94901
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840
         investments@westamerica.com